Exhibit 99.1

Steampunk Wizards Limited

Audited Financial Statements

31 March 2015

GENERAL INFORMATION

Registration

Steampunk Wizards Limited (“the Company”) is registered in Malta as a limited liability company under the Companies Act, Cap. 386 of the Laws of Malta.  The Company’s registration number is C 67329.

Directors

Brendon Peter Grunewald	(appointed on 27 October 2014)
Jan Paul Andre Vorstermans	(appointed on 22 December 2014)
Bryce Tisdale	(appointed on 10 April 2015)

Secretary

Brendon Peter Grunewald	(appointed on 27 October 2014)

Registered Office

43A/1, St. Paul’s Buildings, West Street
Valletta VLT 1532
Malta

Banker

Lombard Bank
67 Republic St.
Valletta VLT 1117
Malta

Auditor

Green & Company, CPAs
Certified Public Accountants
10320 N 56th Street, Sutie 330
Temple Terrace, FL  33617

Green & Company, CPAs A PCAOB Registered Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Steampunk Wizard Limited

We have audited the accompanying balance sheet of Steampunk Wizard Limited as of March 31, 2015, and the related statement of operations, stockholders’ deficiency, and cash flows since the Inception date (October 24, 2014) through the year ended March 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steampunk Wizard Limited as from the Inception (October 27, 2014) through March 31, 2015, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Malta.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has significant net losses and cash flow deficiencies.  Those conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding those matters are described in Note 2.1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Green & Company, CPAs

Green & Company, CPAs
Temple Terrace, Florida
August 26, 2015

10320 N 56th Street, Suite 330	Temple Terrace, FL 33617	813.606.4388

STATEMENT OF COMPREHENSIVE INCOME
for the period ended 31 March 2015

	Notes	27 October 2014 to 31 March 2015 EUR

Administrative and other expenses	13	(249,572)

Stock-based compensations	12	(99,760)

Operating loss		(349,332)

Finance costs		(329)

Loss before tax		(349,661)

Income tax expense		-

Loss for the period		(349,661)

Total comprehensive loss for the period		(349,661)

Basic and diluted loss per common share		(0.13)

Basic and Diluted Weighted Average Common Shares Outstanding		2,791,410

The accounting policies and explanatory notes on pages 8 to 19 form an integral part of the financial statements.

STATEMENT OF FINANCIAL POSITION
as at 31 March 2015

	Notes	2015 EUR
ASSETS

Non-current assets
Intangible assets	5	-
Plant and equipment	6	2,990
		2,990
Current assets
Receivables	7	-
Other current assets	8	15,431
Cash and cash equivalent	9	2,311
		17,742

TOTAL ASSETS		20,732

EQUITY AND LIABILITIES

EQUITY
Issued share capital	12	3,804
Share premium	12	313,196
Accumulated losses		(349,661)
TOTAL EQUITY		(32,661)

LIABILITIES

Current liabilities
Loans and borrowings	10	45,893
Trade payables	11	1,500
Other liabilities	11	6,000
TOTAL LIABILITIES		53,393

TOTAL LIABILITIES AND EQUITY		20,732

The accounting policies and explanatory notes on pages 8 to 19 form an integral part of the financial statements.

The financial statements on pages 4 to 19 have been authorised for issue on the 10 July 2015 and were signed on behalf of the Board of Directors by:

BRENDON PETER GRUNEWALD	JAN PAUL ANDRE VORSKRMANS
Director	Director

STATEMENT OF CHANGES IN EQUITY
for the period ended 31 March 2015

		Issued capital	Share premium	Accumulated losses	Total
	Notes	EUR	EUR	EUR	EUR

Issue of share capital		3,804	313,196	-	317,000
Loss for the period		-	-	(349,661)	(349,661)

Balance at 31 March 2015		3,804	313,196	(349,661)	32,661

The accounting policies and explanatory notes on pages 8 to 19 form an integral part of the financial statements.

STATEMENT OF CASH FLOWS
for the period ended 31 March 2015

	Notes	27 October 2014 to 31 March 2015 EUR
Operating activities
Loss before tax		(349,661)
Non-cash adjustment to reconcile profit before tax to net cash flows:
Depreciation		348
Impairment of intangible assets		122,908
Impairment of receivables		35,834
Stock-based compensations		99,760
Working capital adjustments:
Increase in current assets		(15,431)
Increase in current liabilities		6,000
Net cash flows used in operating activities		(100,241)

Investing activities
Increase in intangible assets		(40,996)
Purchase of plant and equipment		(3,338)
Net cash flows used in investing activities		(44,334)

Financing activities
Borrowings during the period		45,892
Proceeds from issue of share capital		100,994
Net cash flows from investing activities		146,886

Net movement in cash and cash equivalents		2,311

Cash and cash equivalents, beginning of period		-

Cash and cash equivalents at 31 March 2015		2,311

The accounting policies and explanatory notes on pages 8 to 19 form an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1. GENERAL INFORMATION

The Company is a limited liability company incorporated on 27 October 2014 and registered under the Companies Act, Cap. 386 of the Laws of Malta with registration number C 67329.  Accordingly, these financial statements cover the period from the date of incorporation to 31 March 2015

2.1 BASIS OF PREPARATION

These financial statements have been prepared under the historical cost convention and are presented in Euro (EUR). The Euro is also the functional currency of the Company.

Statement of compliance

These financial statements are in accordance with Malta Generally Accepted Accounting Principles.

Going concern

The Company incurred a net loss of EUR 349,661 for the first period of operations primarily due to the start-up costs incurred during the period which can be considered usual for a newly established company. The Company was incorporated in October 2014 and is still in the process of starting its commercial operations.

These financial statements have been prepared on a going concern basis which assumes that the Company will continue in business for the foreseeable future.  The validity of this assumption is dependent on the support given by the Company’s shareholders and related parties.  The shareholders have confirmed their support in writing.  The directors are of the opinion that this support will be forthcoming over the next twelve months.  They therefore believe that is appropriate for the financial statements to be prepared on the going concern basis.

2.2 CHANGES IN ACCOUNTING POLICIES AND DISCLOSURES

Standard that is not yet effective

Up to the date of approval of these financial statements, IAS 19 Amendments - Employee benefits (effective for financial years beginning on or after 1 July 2014) has been published but is not yet effective for the current reporting period and which has not been adopted early.  This standard is not expected to have an impact on the financial position or performance of the Company.

Standards, interpretations and amendments that are not yet endorsed by the European Union

•	IFRS 9 - Financial instruments (effective for financial years beginning on or after 1 January 2018)
•	IFRS 14 - Regulatory deferral accounts (effective for financial years beginning on or after 1 January 2016)
•	IAS 16 and IAS 38 - Clarification of acceptable methods of depreciation (effective for financial years on or after 1 January 2016)
•	IFRS 11 (Amendments) Accounting for acquisitions of interests in joint operations (effective for financial years on or after 1 January 2016)
•	IFRS 15 - Revenue from contracts with customers (effective for financial years beginning on or after 1 January 2017)
•	IAS 27 (Amendments) - Equity method in separate financial statements (effective for financial years on or after 1 January 2016)

NOTES TO THE FINANCIAL STATEMENTS - continued

2.2 CHANGES IN ACCOUNTING POLICIES AND DISCLOSURES - continued

Standards, interpretations and amendments that are not yet endorsed by the European Union - continued

•	IAS 16 and IAS 41 - Bearer Plants (effective for financial years on or after 1 January 2016)
•	IFRS 10 and IAS 28 (Amendments) Sale or contributions of assets between an investor and its associate or joint venture (IASB effective date to be amended)
•	IFRS 10, IFRS 12 and IAS 28 (Amendments) Investment Entities: Applying the consolidation exception (effective for financial years beginning 1 January 2016)
•	IAS 1 (Amendments) Disclosure initiative (effective for financial years beginning 1 January 2016)
•	Annual Improvements to IFRSs 2012-2014 Cycle

Except as explained below, the changes resulting from these standards are not expected to have a material effect on the financial statements of the Company:

IFRS 9, ‘Financial Instruments’ introduces a logical approach for the classification of financial assets driven by cash flow characteristics and the business model in which an asset is held.  The new model also results in a single impairment model being applied to all financial instruments.  As part of IFRS 9 the IASB has introduced a new, expected loss impairment model that will require more timely recognition of expected credit losses. Specifically, the new Standard requires entities to account for expected credit losses from when financial instruments are first recognised and it lowers the threshold for recognition of full lifetime expected losses. IFRS 9 also introduces a substantially-reformed model for hedge accounting with enhanced disclosures about risk management activity. The new model represents a substantial overhaul of hedge accounting that aligns the accounting treatment with risk management activities.  The standard is effective for periods beginning on or after 1 January 2018.  The Company will assess the effect that the standard will have on the financial statements in due course.

IAS 1 (Amendments) Disclosure initiative, the amendments to IAS 1 are designed to encourage companies to apply professional judgment in determining what information to disclose in their financial statements. The amendments clarify that companies should use professional judgment in determining where and in what order information is presented in the financial disclosures. The amendments to IAS 1 can be applied immediately, and become mandatory for annual periods beginning on or after 1 January 2016. The Company will assess the effect that the standard will have on the financial statements in due course.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies used in the preparation of these financial statements are set out below:

Recognition of income and expenses
Revenue is recognised to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured.  Revenue is measured at the fair value of the consideration received, excluding discounts, rebates, and other sales, taxes or duty.  The following specific recognition criteria must also be met before revenue is recognised:

Expenses are generally recognised when the services are used or the expenses arise. These are incurred in the direction and general administration of the day-to-day operation of the Company.

NOTES TO THE FINANCIAL STATEMENTS - continued

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Foreign currency translation

These financial statements are presented in Euro, which is the Company’s functional and presentation currency.  Transactions in foreign currencies are initially recorded in the functional currency rate ruling at the date of the transaction.  Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rate of exchange ruling at the reporting date, whereas non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates as at the dates of the initial transactions. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.

Gains and losses arising from such foreign exchange translations are taken to profit or loss.

Current and non-current measurement

The Company presents its assets and liabilities in statement of financial position based on current/non-current classification. An asset is classified current when it is:

•	expected to be realized or intended to be sold or consumed in normal operating cycle;
•	held primarily for the purpose of trading;
•	expected to be realized within twelve months after the reporting period; or
•	cash or cash equivalents unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.

All other assets are classified as non-current.

A liability is current when:

•	expected to be settled in normal operating cycle;
•	held primarily for the purpose of trading
•	it is due to be settled within twelve months after the reporting period; or
•	there is no unconditional right to defer settlement of the liability for at least twelve months after the reporting period.

The Company classifies all other liabilities as non-current.

Deferred tax assets and liabilities are classified as non-current assets and liabilities.

Leases

The determination of whether an arrangement is or contains a lease is based on the substance of the agreement at inception date, whether fulfilment of the arrangement is dependent on the use of a specific asset or assets or this arrangement contains a right to use the asset. Operating lease payments are recognised as an operating expense in the statement of comprehensive income on a straight-line basis over the lease term.

Plant and equipment

All plant and equipment is stated at cost less accumulated depreciation and accumulated impairment.  Depreciation is calculated on the straight line basis so as to write off the cost of each asset to its residual value over its estimated useful economic life.  PPE is depreciated using an annual rate of 25%.

Plant and equipment is derecognised upon disposal or when no future economic benefits are expected from its use or disposal.  Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the income statement in the year the asset is derecognised.  The asset’s residual value, useful life and method is reviewed, and adjusted if appropriate, at each financial year end.

NOTES TO THE FINANCIAL STATEMENTS - continued

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Intangible assets

The Company’s other intangible assets include purchased game and gaming assets and costs incurred to further develop and improve the gaming assets. An intangible asset is recognised only when its cost can be measured reliably and it is probable that the expected future economic benefits that are attributable to it will flow to the Company.
Intangible assets acquired separately are measured on initial recognition at cost.  Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and any accumulated impairment losses.

Financial instruments

Financial assets in the scope of IAS 39 are classified as either financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, or available-for-sale financial assets, as appropriate.  When financial assets or financial liabilities are recognised initially, they are measured at fair value, plus, in the case of financial assets or financial liabilities not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition or issue of the financial assets or financial liabilities. The Company determines the classification of its financial assets after initial recognition and, where allowed and appropriate, re-evaluates this designation at each financial year-end.

All regular way purchases and sales of financial assets are recognised on the trade date, which is the date that the Company commits to purchase or sell the asset.  Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the year generally established by regulation or convention in the market place.

As of 31 March 2015, the Company did not have financial instruments classified at fair value through profit or loss, available-for-sale and held-to-maturity investments.

Derecognition of financial instruments

Financial assets

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is derecognised where:

•	the rights to receive cash flows from the asset have expired; or
•
the Company has transferred its rights to receive cash flows from the asset, or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and

•
either (a) has transferred substantially all the risks and rewards of the asset, or (b) has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

When the Company has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, and has neither transferred nor retained substantially all the risks and rewards of the asset nor transferred control of the asset, the asset is recognised to the extent of the Company’s continuing involvement in the asset.

NOTES TO THE FINANCIAL STATEMENTS - continued

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Financial liabilities - continued

A financial liability is derecognised when the obligation under the liability is discharged or cancelled or expires.  Where an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and the recognition of a new liability, and the difference in the respective carrying amounts is recognised in profit or loss.

Cash and cash equivalents

Cash and cash equivalents in the statement of financial position comprise cash at bank and on hand, overdraft and short-term deposits with an original maturity of three months or less.

For the purpose of the statement of cash flows, cash and cash equivalents consist of cash and cash equivalents as defined above.

Trade and other receivables

Trade receivables are recognised and carried at original invoice amount less an allowance for any uncollectible amounts.  An estimate for doubtful debts is made when collection of the full amount is no longer probable.  Bad debts are written-off as incurred.

Trade and other payables

Liabilities for trade and other accounts payable are carried at cost which is the fair value of the consideration to be paid, in the future for goods and services received, whether or not billed to the Company.

Payables to related parties are carried at cost.

Taxes

Current income tax
Current income tax assets and liabilities for the current year are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted by the reporting date.

Deferred income tax
Deferred income tax is provided using the liability method, for all temporary differences arising between the tax bases of assets and liabilities and their carrying values for financial reporting purposes at the reporting date.

Deferred income tax assets are recognised for all deductible temporary differences, carry forward of unused tax credits and any unused tax losses, to the extent that it is probable that taxable profits will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilised.

The carrying amount of deferred income tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilised.  Unrecognised deferred income tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

NOTES TO THE FINANCIAL STATEMENTS - continued

3.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Taxes – continued

Deferred income tax –continued

Deferred income tax assets and deferred income tax liabilities are measured at the tax rates that are expected to apply to the year when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.  Deferred income tax assets and deferred income tax liabilities are offset, if a legally enforceable right exists to set-off current income tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

4. SIGNIFICANT ACCOUNTING JUDGEMENTS, ESTIMATES AND ASSUMPTIONS

The preparation of the Company’s financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures, and the disclosure of contingent liabilities. Use of available information and application of judgement are inherent in the formation of estimates.  Actual results in the future could differ from such estimates and the differences may be material to the financial statements.  These estimates are reviewed on a regular basis and if a change is needed, it is accounted in the period the changes become known.

5. INTANGIBLE ASSETS

Cost	EUR

Additions during the period	122,908
At 31 March 2015	122,908

Amortisation and impairment
Amortisation for the period	-
Impairment during the period	(122,908)
At 31 March 2015	(122,908)

Net book value At 31 March 2015	-

On 25 November 2014, the Company acquired certain intangible assets from Ventus Investment Holding Limited against an issue of shares (Note 12). The intangible assets represented game assets including software codes, software and license, digital images, drawings and marketing and customer information, intellectual property, trademarks and copyrights and all rights thereto and promotion material related to the game assets. During the period, the Company further developed the game and gaming assets.

As at the reporting date, management has decided to discontinue developing the intangible assets since it is was not deemed to be economically and commercially feasible any longer.  Accordingly the intangible asset was impaired.

NOTES TO THE FINANCIAL STATEMENTS - continued

6. PLANT AND EQUIPMENT

Cost	EUR

Additions	3,338
At 31 March 2015	3,338
Accumulated depreciation
Depreciation for the period	348
At 31 March 2015	348

Net book value At 31 March 2015	2,990

The plant and equipment comprised of IT and other equipment with an estimated average useful life of 4 years.

7. RECEIVABLES

31 March 2015
EUR

Loans receivable	37,523
Allowance for impairment	(37,523)
-

The Company’s receivables are comprised of loans assigned by the Ventus Investment Holding Limited to the Company. These receivables were fully impaired during the period.

8. OTHER CURRENT ASSETS

31 March 2015
EUR

Prepayments	2,218
Other receivables	13,213
15,431

NOTES TO THE FINANCIAL STATEMENTS - continued

9. CASH AND CASH EQUIVALENT

Cash and cash equivalents included in the cash flows statement comprise the following statement of financial position amounts:

31 March 2015
EUR

Cash on hand and in bank	2,311

10. LOANS AND BORROWINGS

31 March 2015
EUR

Shareholder’s loan (i)	10,000
Other borrowings (ii)	35,892
45,892

i.	The shareholder’s loan is unsecured, bears interest rate of 7% per annum and is payable, together with interest, within one year from date of grant.

ii.	Other borrowings are unsecured, interest free and repayable within one year.

11.  TRADE AND OTHER PAYABLES

31 March 2015
EUR

Trade payables (i)	1,500
Accruals	6,000
7,500

i.	Trade payables are non-interest bearing and normally settled within 60 days.

NOTES TO THE FINANCIAL STATEMENTS – continued

12. SHARE CAPITAL AND PREMIUM

Share capital

EUR
Authorised
3,170,000 Ordinary shares of EUR0.0012 each	3,804

Issued and paid up
1,000,000 Ordinary shares of EUR0.0012 each	1,200
2,170,000 Ordinary shares of EUR0.0012 each	2,604
3,844

Share capital issuances

Date		Share capital	Share premium
	No of shares	EUR	EUR

24 October 2014 *	1,000,000	1,200	98,800
14 November 2014 *	1,170,000	1,404	115,596
4 December 2014	1,000,000	1,200	98,800
	3,170,000	2,844	214,396

* On October 24, 2014, 1,000,000 shares were issued to one of the Company’s management for cash of $120. Accordingly, the Company recorded the $99,760 as stock-based compensation.

13. ADMINISTRATIVE AND OTHER EXPENSES

27 October 2014 to 31 March 2015 EUR

Management and consultancy fees	14,910
Marketing and advertising	25,275
Professional and legal fees	18,430
Salaries and social security costs (Note 14)	11,011
Auditor’s remuneration	6,000
IT expenses	5,127
Rent	2,225
Water and electricity	850
Stationery and postage	894
Telecommunications	650
Depreciation	348
Impairment of intangible assets	122,908
Impairment of receivables	37,523
Other expenses	3,421
249,572

NOTES TO THE FINANCIAL STATEMENTS – continued

14. WAGES AND SALARIES

27 October to 31 March 2015
EUR

Wages and salaries	48,275
Social security costs	3,232
51,506

Wages and salaries amounting to EUR40,496 were capitalized to intangible assets during the period.

The average number of persons employed by the Company during the period was 4.  No fees were paid to Directors during the period ended 31 March 2015.

15. FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company’s principal financial liabilities comprise borrowings and trade and other payables. The main purpose of these financial liabilities is to finance and support the Company’s operations. The Company’s principal financial assets include receivables and cash and cash equivalents that derive directly from its operations.

The main risks arising from the Company’s financial instruments are credit risk and liquidity risk.  The Board of Directors reviews and agrees policies for managing each of these risks which are summarised below.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligation under a financial instrument or customer contract leading to a financial loss. The Company is exposed to credit risk from its operating activities including receivables and cash and cash equivalent.

The Company has established standards, policies and procedures for the control and monitoring of credit risk. As a result, the Company’s exposure to bad debts is not significant. As of 31 March 2015, the Company has no past due but not impaired financial assets.

The Company’s exposure to credit risk arises from default of the counterparty, with a maximum exposure equal to the carrying amount of these instruments. The Company does not hold collateral as security.

Liquidity risk

Liquidity risk is the risk of the exposure of the Company’s mismatches in its portfolio of assets, liabilities and commitments. The Company’s continuously monitors liquidity risk by identifying and monitoring changes in funding required meeting liquidity requirements.

The Company has access to a sufficient variety of sources of funding and borrowings maturity within 12 months can be rolled-over with existing lenders.

NOTES TO THE FINANCIAL STATEMENTS – continued

15. FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES - continued

Liquidity risk - continued

The table below summarises the maturity profile of undiscounted cash flow of the Company’s financial assets and liabilities as at 31 March 2015:

		Less than	91 to 360
	On demand	90 days	days	Total
	EUR	EUR	EUR	EUR
Assets
Cash	2,311	-	-	2,311
Other current assets	9,612	3,600	-	13,212

	11,923	3,600	-	15,523

Liabilities
Trade payables	-	1,500	-	1,500
Accruals	6,000	-	-	6,000
Borrowings	15,893	-	30,000	45,893

	21,893	1,500	30,000	53,393

Fair values

IFRS 13 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources; unobservable inputs reflect the Company’s market assumptions. These two types of inputs have created the following fair value hierarchy:

•	Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.
•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).
•	Level 3 – Inputs for the asset or liability that are not based on observable market data (unobservable inputs).

This hierarchy requires the use of observable market data when available. The Company’s considers relevant and observable market prices in its valuations where possible as outlined above. For assets and liabilities that are recognised in the financial statements on a recurring basis, the Company determines whether transfers have occurred between Levels in the hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

The Company does not have any financial instruments measured at fair value as at the reporting date. There were no transfers between levels in the fair value hierarchy.

Capital management

The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximise shareholder value.

The Company manages its capital structure and makes adjustments to it, in light of changes in economic conditions.  To maintain or adjust the capital structure, the Company may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares.

NOTES TO THE FINANCIAL STATEMENTS – continued

16. RELATED PARTY TRANSACTIONS AND BALANCES

Transactions with related parties

In March 2015, the Company obtained a loan from Ventus Investment Holding Limited, a shareholder, amounting to EUR10,000. The terms and conditions are disclosed in Note 11.

On October 24, 2014, 1,000,000 shares were issued to one of the Company’s management for cash of $120. Accordingly, the Company recorded the $99,760 as stock-based compensation (Note 12).

17. EVENTS AFTER THE REPORTING PERIOD

There were no material events after the reporting period which have a bearing on the understanding of the financial statements.